UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 13, 2006
CERES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-8483 (Commission File Number)	34-1017531 (I.R.S. Employer Identification Number)
17800 Royalton Road, Cleveland, Ohio 44136
(Address of principal executive offices)
(440) 572-2400
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On February 14, 2006, Thomas J. Kilian, President and Chief Executive Officer of Ceres Group, Inc. (the “Company” or “Ceres”), will be making a presentation at the UBS Global Healthcare Services Conference. In addition to his presentation, Mr. Kilian expects to meet with securities analysts and investors. During his presentation and these meetings, Mr. Kilian, based upon preliminary analysis of the Company’s financial information for the fourth quarter of 2005, will affirm the Company’s previous full year 2005 guidance (from November 2005) of net income per diluted share of $0.42 to $0.45 (including the $0.05 per share federal income tax benefit related to the reduction of the federal income tax reserves associated with the elimination of the Company’s untaxed policyholder surplus account exposure and recently closed tax years). Mr. Kilian’s presentation at the UBS conference is available on the Ceres website at www.ceresgp.com.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including references to all previously furnished exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.
     Portions of the information in this Current Report on Form 8-K and certain oral statements made from time to time by representatives of Ceres Group may be considered “forward-looking statements” within the meaning of the Federal securities laws and the Private Securities Litigation Reform Act of 1995, as amended. Ceres intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, without limitation, Ceres’ future economic performance, plans and objectives for future operations, and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “prospects,” “outlook,” “believes,” “estimates,” “intends,” “may,” “will,” “should,” “anticipates,” “expects” or “plans,” or the negative or other variation of these or similar words, or by discussion of trends and conditions, strategy or risks and uncertainties. Forward-looking statements are inherently subject to risks, trends and uncertainties, many of which are beyond Ceres’ ability to control or predict with accuracy and some of which Ceres might not even anticipate. Although Ceres believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.
     Important factors that may cause actual results to differ materially from forward-looking statements include, but are not limited to, the risks and uncertainties contained in Ceres’ filing with the Securities and Exchange Commission, including, without limitation, Ceres’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Ceres undertakes no obligation to update and supplement any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES GROUP, INC.
/s/ Kathleen L. Mesel

By: Kathleen L. Mesel Its: Corporate Secretary
Dated: February 13, 2006